FAIRHOLME FUNDS, INC.

(the “Company”)

The Fairholme Fund

The Fairholme Focused Income Fund

(each, a “Fund”)

Supplement to Prospectus

Dated March 28, 2024

Supplement dated October 25, 2024 to the Statutory Prospectus of each Fund dated March 28, 2024 (the “Prospectus”).

The first paragraph under the section “INVESTMENT MANAGEMENT – The Funds’ Portfolio Manager” in the Prospectus is deleted in its entirety and replaced with the following paragraph:

Bruce R. Berkowitz is responsible for the day-to-day management of each Fund’s portfolio. Mr. Berkowitz is the President and a Director of the Company. Mr. Berkowitz has been Chief Investment Officer of the Manager since its inception in 1997. Mr. Berkowitz has over 30 years of investment management experience.

The fourth paragraph under the section “INVESTMENT MANAGEMENT – Conflicts of Interest” in the Prospectus is deleted in its entirety.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.